Vessels	6 Months Ended
Jun. 30, 2013
Property Plant And Equipment [Abstract]
Vessels

3.       Vessels

On February 19, 2013, the Company, through its newly-established subsidiary Nauru, entered into a memorandum of agreement with a third party company to acquire the container vessel “Hanjin Malta” for the purchase price of $22,000. The vessel was acquired with time charter attached (Note 4) and was delivered to the Company on March 15, 2013.

As at March 31, 2013, the Company has individually assessed for recoverability the carrying values of each of the fleet's vessels. In performing its assessment for the vessels “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca”, and taking into account the vessels' age and the current market conditions, the Company calculated weighted undiscounted future cash flows under different scenarios, including that the vessels would be sold immediately after the termination of their employment in May 2013. This assessment concluded that the carrying values were not recoverable and the Company has recognized as of March 31, 2013 an impairment loss for each one of the three vessels, being the difference between their carrying and fair values. The fair values of the vessels as at March 31, 2013 were determined through Level 3 inputs of the fair value hierarchy as determined by management, making use of available market data relating to the vessels and similar vessels and management assumptions for the sale price of these vessels. The aggregate impairment loss recognized was $32,626 and is separately reflected in the accompanying unaudited interim statements of operations.

In April and May 2013, the Company sold the vessels “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca” to unrelated parties for demolition, for the aggregate sale price of $28,134, net of address commissions. At the dates at which the three Memoranda of Agreement were signed, the Company classified the vessels as “held for sale” and their aggregate net book value on those dates amounted to $29,907. In May and June 2013, the vessels were delivered to their new owners. The aggregate loss from the sale of the three vessels, including direct to sale expenses, amounted to $4,271, and is separately reflected in the accompanying unaudited interim statements of operations.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels' Cost	Accumulated Depreciation	Net Book Value

Balance, December 31, 2012	$280,812	$(19,867)	$260,945
- Acquisitions and other vessels' costs (Note 4)	$13,607	-	13,607
- Vessels' disposals	(40,126)	10,219	(29,907)
- Depreciation for the period	-	(5,669)	(5,669)
- Impairment charge	(32,626)	-	(32,626)
Balance, June 30, 2013	$221,667	$(15,317)	$206,350

As at June 30, 2013, acquisitions and other vessel's costs include capitalized costs of $107.

As at June 30, 2013, certain of the Company's vessels, having a total carrying value of $175,851, were provided as collateral to secure the revolving credit facility with the Royal Bank of Scotland plc, discussed in Note 5.

As at June 30, 2013, all vessels were operating under time charter agreements.